SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 20, 2006
THE LTV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4368	75-1070950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Lombardo Center, Suite 155, Seven Hills, Ohio		44131

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 642-7100

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Operating Report

     ITEM 8.01. Other Events.
     As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the “Bankruptcy Court”). On January 19, 2006, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended December 31, 2005, a copy of which is attached hereto as Exhibit 99.1.
     ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits

99.1	Operating Report for the period ended December 31, 2005 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LTV CORPORATION
	By:	/s/ John T. Delmore
Date: January 20, 2006		Name:	John T. Delmore
		Title:	President and Treasurer

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS
FOR THE LTV INTEGRATED STEEL BUSINESS FOR THE PERIOD ENDED
DECEMBER 31, 2005

:
In re:	:	Chapter 11
:
LTV STEEL COMPANY, INC.,	:	Jointly Administered
A New Jersey corporation, et al.,	:	Case No. 00-43866
:
Debtors.	:	Chief Judge Randolph Baxter
     As President and Treasurer of The LTV Corporation (“LTV”), a corporation organized under the laws of the State of Delaware and one of the debtors and debtors in possession in the above-captioned Chapter 11 cases (collectively, the “Debtors”), I hereby affirm that:
     1. I have reviewed the following Integrated Steel Business financial reports for December 2005 attached hereto (collectively, the “Statements”) — Cash Receipts and Disbursements and Debtors’ Cash Account Balances.
     2. The Statements are based on the Debtors’ books and records maintained in the ordinary course of business. The statements have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the relevant information for the applicable period.
     3. The insurance described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases (the “Operating Instructions”) issued by the U.S. Trustee remains in force.
     4. All postpetition taxes, as described in Sections 1 and 14 of the Operating Instructions, and due prior to the commencement of the LTV Steel Asset Protection Plan, are current and have been paid in the ordinary course of business.
     5. No professional fees have been paid without specific Court authorization.

     The Statements were prepared by LTV under my direction and supervision. LTV verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct.

Dated: January 18, 2006	/s/John T. Delmore
John T. Delmore
President and Treasurer The LTV Corporation